UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2025

THE ODP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of Principal Executive Offices)	(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 1, 2025, The ODP Corporation (the “Company”) held its Annual Meeting. As of the record date, there were 29,818,271 common shares entitled to one vote per share. Results of votes with respect to proposals submitted at that meeting are as follows:

1.

To elect eight (8) members of the Company’s board of directors to serve until the next annual meeting, until their successors have been elected and qualified, or until their resignation or removal. Our shareholders voted to elect all eight members to serve as directors. Votes recorded, by nominee, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Quincy L. Allen	22,424,358	2,449,887	20,848	2,705,385
Kristin A. Campbell	22,242,430	2,629,682	22,981	2,705,385
Cynthia T. Jamison	22,152,055	2,728,115	14,923	2,705,385
Evan Levitt	22,491,920	2,388,268	14,905	2,705,385
Shashank Samant	22,314,950	2,567,307	12,836	2,705,385
Amy Schioldager	22,465,441	2,413,993	15,659	2,705,385
Wendy L. Schoppert	22,582,248	2,299,336	13,509	2,705,385
Gerry P. Smith	22,696,628	2,183,531	14,934	2,705,385

2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025. The Company’s shareholders voted to approve this proposal with 26,473,450 votes for and 1,119,696 votes against. There were 7,332 abstentions and 0 broker non-votes.

3.

To hold an advisory vote on the compensation of the Company’s named executive officers. The Company’s shareholders voted to approve this proposal with 18,102,096 votes for and 6,773,361 votes against. There were 19,636 abstentions and 2,705,385 broker non-votes.

4.

To approve an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation. The Company’s shareholders voted to approve this proposal with 21,452,130 votes for and 3,426,438 votes against. There were 16,525 abstentions and 2,705,385 broker non-votes.

5.	The proposal to approve an amendment to The ODP Corporation 2021 Long-Term Incentive Plan was withdrawn by the Company prior to the Annual Meeting and was not voted on.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: May 2, 2025	/s/ Sarah E. Hlavinka
	Name:	Sarah E. Hlavinka
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary